SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 21, 2017

Newmont Mining Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31240
(Commission File Number)

84-1611629
(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle
Greenwood Village, CO 80111
(Address of principal executive offices) (zip code)

(303) 863-7414
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends and restates Exhibit 99.1 to the Current Report on Form 8-K of Newmont Mining Corporation (the “Company") furnished to the Securities and Exchange Commission on February 21, 2017 (the “Original Report”). This Amendment corrects the attributable gold ounces sold and attributable copper tonnes sold for the three months ended December 31, 2016 and 2015 reported in the operating results table on page 7 of the earnings news release, dated February 21, 2017 (the "News Release"), which was attached to the Original Report as Exhibit 99.1.  Specifically, attributable gold ounces sold were 1,331koz and 1,160koz for the three months ended December 31, 2016 and 2015, respectively; attributable copper tonnes sold were 14kt and 16kt for the three months ended December 31, 2016 and 2015, respectively; representing an increase of 15 percent for attributable gold ounces sold and decrease of 13 percent for attributable copper tonnes sold, as compared to the prior year period.  Except for such correction, this Amendment does not otherwise update, modify or amend the Original Report.  All references in the Original Report to the News Release and Exhibit 99.1 shall hereinafter be deemed to refer to the News Release furnished as Exhibit 99.1 to this Amendment.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 21, 2017, reporting Fourth Quarter and Full Year 2016 Operating and Financial Results

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

		By:	/s/ Nancy K. Buese
		Name:	Nancy K. Buese
		Title:	Executive Vice President and Chief Financial
Officer

Dated:	February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 21, 2017, reporting Fourth Quarter and Full Year 2016 Operating and Financial Results